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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 17, 1996
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                        FOUNTAIN OIL INCORPORATED
         (Exact name of registrant as specified in its charter)


        Delaware                         0-9147              91-0881481
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(State or other jurisdiction          (Commission         (IRS Employer
  of incorporation)                   File Number)        Identification No.)


1400 Broadfield Blvd., Suite 200, Houston, Texas             77084-5163
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(Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code 713-492-6992
                                                           ------------



       ------------------------------------------------------------
      (Former name or former address, if changed since last report)


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8.      CHANGE IN FISCAL YEAR

        The Registrant's Board of Directors determined on September 17, 1996 to change Registrant's fiscal year. The date of the new fiscal year end is December 31, and a report on Form 10-K will be filed covering the transition period.



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                                  SIGNATURES
                                  ----------


        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FOUNTAIN OIL INCORPORATED


Date:   September 25, 1996                      By: /s/Susan E. Palmer
                                                    ----------------------
                                                    Susan E. Palmer
                                                    Corporate Secretary





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